UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2022

UNRIVALED BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3242 S. Halladay St., Suite 202 Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 909-5564

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001	UNRV	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Litigation Update

On June 27, 2022, Fusion LLF, LLC filed an action against the Company, Fusion LLF, LLC v. Unrivaled Brands, Inc., Superior Court for the State of California, County of Orange Case No. 30-2022-01266856-CU-BC-CJC alleging claims for breach of contract, account stated, and right to attach order and writ of attachment. The Complaint claims at least $4,551,756.24 in damages. Company has not yet responded to the Complaint and is evaluating the claims.

On July 19, 2022, People’s California, LLC filed an action against Unrivaled Brands, Inc. (the “Company”), styled, People’s California, LLC v. Unrivaled Brands, Inc., in the Superior Court for the State of California, County of Orange Case No. 30-2022-01270747-CU-BC-CJC, bringing claims for breach of contract and breach of the covenant of good faith and fair dealing stemming from the Company’s alleged breach of certain agreements with People’s California, LLC. The Complaint claims at least $23,000,000 in damages. The Company has not yet responded to the Complaint and is evaluating the claims.

On August 1, 2022, People’s California, LLC filed an action against certain current and former officers and directors of the Company, styled People’s California, LLC v. Nicholas Kovacevich, et al, in the Superior Court for the State of California, County of Orange Case No. 30-2022-01272843-CU-MC-CJC, derivatively on behalf of the Company and listing the Company as a nominal defendant alleging claims for breach of fiduciary duty, abuse of control, self-dealing, corporate waste, and unjust enrichment based on a series of corporate transactions and management decisions. The Complaint does not state a specific claim for damages. The Company and the individual defendants have not yet responded to the Complaint and the Company is evaluating the claims.

Press Release

On August 5, 2022, the Company issued a press release to provide a corporate update related to its previously disclosed 100-day turnaround plan and strategic restructuring. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained in this “Press Release” section of Item 8.01 and in Exhibit 99.1 referenced herein is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, unless the Company expressly so incorporates such information by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release, dated August 5, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNRIVALED BRANDS, INC.

Dated: August 5, 2022	By:	/s/ Eric Baum
Eric Baum
Chairman of the Board

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